Exhibit 99.1

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Financial Statements

December 31, 2009 and 2008

(With Report of Independent Registered Public Accounting Firm Thereon)

Report of Independent Registered Public Accounting Firm

The Unit Holder

DB Commodity Services LLC:

We have audited the accompanying statements of financial condition of DB Commodity Services LLC (the Company) as of December 31, 2009 and 2008, and the related statements of income and expenses, changes in member’s capital (deficit), and cash flows for each of the years in the two-year period ended December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of DB Commodity Services LLC as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2009 in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

March 26, 2010

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Statements of Financial Condition

December 31, 2009 and 2008

	2009	2008
Assets
Due from DB Exchange Traded Funds	$6,686,890	1,901,076
Investment in DB Exchange Traded Funds	25,654	21,238
Prepaid expenses	1,825,640	—
Due from affiliate, net	42,209,136	20,676,128

Total assets	$50,747,320	22,598,442

Liabilities and Member’s Capital
Liabilities:
Accrued expenses	$8,614,248	8,795,506

Total liabilities	8,614,248	8,795,506

Member’s capital	42,133,072	13,802,936

Total liabilities and member’s capital	$50,747,320	22,598,442

See accompanying notes to financial statements.

2

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Statements of Income and Expenses

Years ended December 31, 2009 and 2008

	2009	2008
Income:
Management fees	$48,882,828	39,386,826
Equity in earnings in investment in DB Exchange Traded Funds	4,416	(762)

Total income	48,887,244	39,386,064

Expenses:
Legal fees	2,069,380	2,848,959
Audit fees and tax services	5,382,643	7,950,408
Printing services	900,042	1,986,377
Administrator and trustee fees	3,043,784	2,614,112
Distribution fees	8,627,659	6,567,459
Other	533,600	1,362,915

Total expenses	20,557,108	23,330,230

Net income	$28,330,136	16,055,834

See accompanying notes to financial statements.

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DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Statements of Changes in Member’s Capital (Deficit)

Years ended December 31, 2009 and 2008

	2009	2008
Member’s capital (deficit), January 1	$13,802,936	(2,252,898)
Net income	28,330,136	16,055,834

Member’s capital, December 31	$42,133,072	13,802,936

See accompanying notes to financial statements.

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DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Statements of Cash Flows

December 31, 2009 and 2008

	2009	2008
Cash flows from operating activities:
Net income	$28,330,136	16,055,834
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
(Increase) decrease in operating assets:
Due from DB Exchange Traded Funds	(4,785,814)	183,526
Due from affiliate, net	(21,533,008)	(18,742,174)
Equity in earnings in investment in DB Exchange Traded Funds	(4,416)	762
Net change in prepaid expenses	(1,825,640)	—
Increase (decrease) in operating liabilities:
Accrued expenses	(181,258)	2,502,052

Net cash provided by (used in) operating activities	—	—
Cash and cash equivalents at beginning of period	—	—

Cash and cash equivalents at end of period	$—	—

See accompanying notes to financial statements.

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DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Financial Statements

December 31, 2009 and 2008

(1)	Organization and Basis of Presentation

DB Commodity Services LLC (the Company), a Delaware limited liability company, was formed on May 23, 2005, and is an indirect wholly owned subsidiary of Deutsche Bank AG and a direct wholly owned subsidiary of DB U.S. Financial Markets Holding Corporation. The Company is registered as a commodity pool operator and commodity trading advisor with the Commodity Futures Trading Commission and is a member of the National Futures Association.

The Company serves as the managing owner, commodity pool operator, and commodity trading advisor to the following funds:

•	PowerShares DB Commodity Index Tracking Fund (the DBC Feeder Fund)

•	DB Commodity Index Tracking Master Fund (the DBC Master Fund)

•	PowerShares DB G10 Currency Harvest Fund (the DBV Feeder Fund)

•	DB G10 Currency Harvest Master Fund (the DBV Master Fund)

•	PowerShares DB Multi Sector Commodity Trust in seven separate series, or Funds:

•	PowerShares DB Energy Fund (the DBE Feeder Fund)

•	PowerShares DB Oil Fund (the DBO Feeder Fund)

•	PowerShares DB Precious Metals Fund (the DBP Feeder Fund)

•	PowerShares DB Gold Fund (the DGL Feeder Fund)

•	PowerShares DB Silver Fund (the DBS Feeder Fund)

•	PowerShares DB Base Metals Fund (the DBB Feeder Fund)

•	PowerShares DB Agriculture Fund (the DBA Feeder Fund)

•	DB Multi Sector Commodity Master Trust in seven separate series, or Master Funds:

•	DB Energy Master Fund (the DBE Master Fund)

•	DB Oil Master Fund (the DBO Master Fund)

•	DB Precious Metals Master Fund (the DBP Master Fund)

•	DB Gold Master Fund (the DGL Master Fund)

•	DB Silver Master Fund (the DBS Master Fund)

•	DB Base Metals Master Fund (the DBB Master Fund)

•	DB Agriculture Master Fund (the DBA Master Fund)

•	PowerShares DB US Dollar Index Trust in two separate series, or Funds:

•	PowerShares DB US Dollar Index Bullish Fund (the UUP Feeder Fund)

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DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Financial Statements

December 31, 2009 and 2008

•	PowerShares DB US Dollar Index Bearish Fund (the UDN Feeder Fund)

•	DB US Dollar Index Master Trust in two separate series, or Master Funds:

•	DB US Dollar Index Bullish Master Fund (the UUP Master Fund)

•	DB US Dollar Index Bearish Master Fund (the UDN Master Fund)

•	DB New York Nuclear Uranium Fund which has not yet commenced investment operations.

The above-noted Feeder Funds and Master Funds will be collectively referred to herein as the “DB Exchange Traded Funds,” “Funds,” “Feeder Funds,” or the “Master Funds,” as applicable.

(2)	Summary of Significant Accounting Policies

(a)	Basis of Accounting

The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles.

(b)	Use of Estimates

The preparation of the financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses, and related disclosure of contingent assets and liabilities during the reporting period of the financial statements and accompanying notes. Actual results could differ from those estimates.

(c)	Due from DB Exchange Traded Funds

Due from DB Exchange Traded Funds represents outstanding management fees for services provided to the DB Exchange Traded Funds as commodity pool operator, commodity trading advisor and managing owner. The fees are recorded at the invoiced amounts and do not bear interest. Management has determined that there was no risk of unrecoverable amounts, and therefore, no allowance for doubtful accounts was provided for as of December 31, 2009 or 2008.

(d)	Investment in DB Exchange Traded Funds

The Company’s investments in DB Exchange Traded Funds consist of capital contributions in the general shares of the Funds and are accounted for using the equity method. The Company adjusts the carrying amount of the investments to recognize the Company’s share of earnings or losses of the investment. Distributions received from the investments reduce the carrying amount of the respective investments.

(e)	Income Taxes

The Company is a limited liability company and did not elect to be taxable as a corporation for U.S. income tax purposes. Accordingly, the Company will not incur U.S. income taxes. No provision for federal, state, and local income taxes has been made in the accompanying financial statements, as its owner member is liable for income taxes, if any, on the Company’s income, loss, and other items,

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DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Financial Statements

December 31, 2009 and 2008

and there is no tax sharing arrangement between the Company and its owner member. Based on the effective tax rate of the Company’s owner member, the Company’s pro rata income tax expense would be approximately $8,500,000 and $4,800,000 for the federal tax, $1,900,000 and $1,100,000 for the New York State tax, and $2,200,000 and $1,200,000 for the New York City tax for the years ended December 31, 2009 and 2008, respectively. The following is the major tax jurisdiction for the Company and the earliest tax year subject to examination: United States – 2006.

(f)	Revenue Recognition

Fees for management services are recognized on an accrual basis when earned. Fees for management services are accrued for each of the Master Funds monthly. No separate fee is received from each of the Feeder Funds.

(3)	Related-Party Transactions

(a)	Management Fees and Due from DB Exchange Traded Funds

The DBA, DBB, DBC, DBE, DBP, and DBV Master Funds pay the Company a management fee, monthly in arrears, in an amount equal to 0.75% per annum of their net asset values.

The DBO, DBS, DGL, UDN, and UUP Master Funds pay the Company a management fee, monthly in arrears, in an amount equal to 0.50% per annum of their net asset values.

Management fees and Due from DB Exchange Traded Funds as of December 31, 2009 and 2008 amounted to:

	2009 Management Fees	2008 Management Fees	2009 Due from DB Exchange Traded Funds	2008 Due from DB Exchange Traded Funds
DBA Master Fund	$14,834,932	15,159,632	1,569,426	627,835
DBB Master Fund	2,116,853	614,497	371,746	21,332
DBC Master Fund	20,523,876	15,177,538	2,685,592	689,981
DBE Master Fund	1,493,885	693,360	214,483	21,326
DBO Master Fund	1,152,707	250,735	142,660	27,885
DBP Master Fund	1,162,569	695,716	166,549	46,086
DBS Master Fund	377,189	242,601	52,553	17,198
DBV Master Fund	2,486,774	3,668,361	266,329	187,455
DGL Master Fund	644,501	352,356	79,290	30,192
UDN Master Fund	1,383,499	443,520	155,745	51,585
UUP Master Fund	2,706,043	2,088,510	982,517	180,201

	$48,882,828	39,386,826	6,686,890	1,901,076

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DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Financial Statements

December 31, 2009 and 2008

(b)	Organization and Offering Costs

The Company assumes all organization and offering costs of the Funds and Master Funds. Expenses incurred with the continuous offering of limited shares will also be paid by the Company.

(c)	Administration Expenses

The Company assumes all routine operational, administrative and other ordinary expenses of the Funds and Master Funds, including, but not limited to, computer services, the fees and expenses of the Trustee, legal and accounting fees and expenses, audit and tax preparation expenses, filing fees and printing, mailing and duplication costs. Accordingly, such expenses are recorded in the statement of income and expenses of the Company. Please refer to note 7 for further details on service agreements.

(d)	Service Agreement

The Company, in its capacity as the managing owner and on behalf of the Funds, entered into a service agreement with Deutsche Bank AG for services including, but not limited to, trading, accounting, legal, human resources, and other. The costs of these services are assumed by Deutsche Bank AG with no cost allocation to the Company or the Funds.

(e)	Due from Affiliate, Net

Deutsche Bank AG New York Branch provides the Company with a cash facility to cover its operational expenses and to deposit management fees received from the DB Exchange Traded Funds. This cash management program is noninterest-bearing and there is no expiration date. As of December 31, 2009 and 2008, the Company had a net receivable from affiliate of $42,209,136 and $20,676,128, respectively.

(4)	Investments in DB Exchange Traded Funds

Investments in DB Exchange Traded Funds as of December 31, 2009 and 2008 amount to $25,654 and $21,238, respectively. The Company’s ownership in each of the DB Exchange Traded Funds represents less than 1.0%, except for the DB NY Nuclear Uranium Fund, which is a wholly owned subsidiary of the Company.

9	(Continued)

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Financial Statements

December 31, 2009 and 2008

(5)	Accrued Expenses

Accrued expenses as of December 31, 2009 and 2008 consist of the following:

	2009	2008
Audit fees and tax services	$4,224,921	6,189,411
Distribution fees	2,448,232	323,243
Administrator and trustees fees	770,030	489,861
Legal fees	857,596	1,230,301
Printing services	162,599	372,690
Other	150,870	190,000

	$8,614,248	8,795,506

(6)	Prepaid expenses

Prepaid expenses consist of prepaid filing fees associated with the DB Exchange Traded Funds’ registration statements filed on January 4, 2010.

(7)	Service Agreements

(a)	Trust Agreement

Under the trust agreement of the Funds, Wilmington Trust Company (the Trustee of the Funds) has delegated to the Company the exclusive management and control of all aspects of the business of the Funds.

Trustee fees are paid on behalf of the Funds by the Company.

(b)	Administration Agreement

The Company, in its capacity as the managing owner and on behalf of each of the Funds and Master Funds, has appointed The Bank of New York Mellon as the administrator (the Administrator), custodian and transfer agent of the Funds and has entered into separate administrative, custodian, transfer agency and service agreements (collectively referred to as the Administration Agreement). The Administrator performs or supervises the performance of services necessary for the operation and administration of each of the Funds (other than making investment decisions), including receiving and processing orders to create and redeem shares of the Funds, net asset value calculations, accounting, and other fund administrative services.

The Administrator’s monthly fees are paid on behalf of the Funds by the Company.

(c)	Distribution Services Agreement

ALPS Distributors, Inc. (the Distributor) provides certain distribution services to the Funds. Pursuant to the Distribution Services Agreement between the Company in its capacity as managing owner of the Funds and the Distributor, the Distributor assists the Company and the Administrator with certain functions and duties relating to distribution and marketing including reviewing and approving marketing materials.

Distribution fees are paid on behalf of the Funds by the Company.

10	(Continued)

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Financial Statements

December 31, 2009 and 2008

(d)	License Agreement

Under the License Agreement among Invesco PowerShares Capital Management LLC (formerly known as PowerShares Capital Management LLC) (the Licensor), and the Company in its own capacity, and in its capacity as the managing owner and on behalf of the Funds, the Licensor granted to the Funds a nonexclusive license to use the PowerShares® trademark (the Trademark) anywhere in the world, solely in connection with the marketing and promotion of the Funds and to use or refer to the Trademark in connection with the issuance and trading of the Funds’ shares as necessary.

License fees are paid on behalf of the Funds by the Company.

(e)	Marketing Agreement

Pursuant to a marketing agreement between Invesco AIM Distributors, Inc. (formerly known as AIM Distributors, Inc.), an affiliate of the Licensor, and the Company in its capacity as the managing owner and on behalf of the Funds, Invesco AIM Distributors, Inc. assists the Company and the Administrator with certain functions and duties such as providing various educational and marketing activities regarding each of the Funds, primarily in the secondary trading market. Activities include, but are not limited to, communicating each of the Funds’ names, characteristics, uses, benefits, and risks, consistent with the prospectus, engagement in public seminars, road shows, conferences, media interviews, fielding incoming telephone “800” number calls, and distributing sales literature and other communications (including electronic media) regarding each of the Funds. Invesco AIM Distributors, Inc. will not open customer accounts or handle orders for the Funds.

Marketing fees are paid on behalf of the Funds by the Company.

(8)	Commitments and Contingencies

The Company has entered into various service agreements on behalf of the Funds that contain a variety of representations, or provide indemnification provisions related to certain risks service providers undertake in performing services that are in the best interests of the Funds. While the Company’s exposure under such indemnification provisions cannot be estimated until a claim arises, these general business indemnifications are not expected to have a material impact on the Company’s financial position.

(9)	Business and Credit Concentration

The Company’s business is to serve as the managing owner, commodity pool operator, and commodity trading advisor to the DB Exchange Traded Funds. The basis for the management fee calculation is the Funds’ net asset value. Accordingly, factors that may have the effect of causing a decline in the Funds’ net asset value will affect the Company’s income from management fees.

11	(Continued)

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Financial Statements

December 31, 2009 and 2008

(10)	Recently Issued Accounting Standards

In June 2009, the Financial Accounting Standards Board (FASB) issued ASC 810.10, Amendments to FASB Interpretation No. 46(R). ASC 810.10 changes the approach to determining a variable interest entity’s primary beneficiary for consolidation purposes, and requires companies to more frequently reassess whether they must consolidate variable interest entities. The application of ASC 810.10 is required for fiscal years beginning after November 15, 2009 and interim periods within those fiscal years, however, in February 2010, the FASB issued an Accounting Standards Update which defers the effective date of ASC 810.10 for companies, such as the Company, that have interests in certain investment entities.

(11)	Subsequent Event

The Company evaluated the need for disclosures and/or adjustments resulting from subsequent events through March 26, 2010, the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments, other than the event described below.

Effective January 4, 2010, the Management Fee for the following Funds were increased:

The DBA and DBC Master Fund payments to the Company for management fees were increased to 0.85% from 0.75% per annum of their daily net asset values.

The UUP, UDN, DGL, DBS and DBO Master Fund payments to the Company for management fees were increased to 0.75% from 0.50% per annum of their daily net asset values.

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